UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 10, 2016

PEERLOGIX, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-191175	46-4824543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

119 West 24th Street, 4th Floor, New York, New York	10011
(Address of principal executive offices)	(Zip Code)

(914) 550-9993

(Registrant’s telephone number, including area code)

___________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2016, Joshua Partridge tendered his resignation as a Director and Secretary of PeerLogix, Inc. (the “Company”). Mr. Partridge’s resignation was not a result of any disagreements with the Company regarding its the operations, policies or practices.

As of the date of this filing, Mr. Partridge has agreed in principle to provide services to the Company as an advisor. The Company has not yet entered into a formal written agreement with Mr. Partridge regarding his role as an advisor.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEERLOGIX, INC.

Date: May 13, 2016	By:	/s/ William Gorfein
Name: William Gorfein Title: Chief Executive Officer

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